                                                                   Exhibit 99.32

                       GE CAPITAL MORTGAGE SERVICES, INC.

                                  JANUARY 1997

                               MONTHLY STATEMENT

                  REMIC Multi-Class Pass-Through Certificates

                                 Series 1996-14

     Pursuant to the Pooling and Servicing Agreement dated as of September 1, 1996 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

(a)  The amounts below are for a Single Certificate of $1,000.

     i) The amount of such distribution allocable to principal:

Class 1-A1 ....   $   40.43618143             Class 2-A1 ....   $   58.75739643
                  ---------------                               ---------------
Class 1-A2 ....   $   38.64254419             Class 2-A2 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-A3 ....   $   27.94416814             Class 2-A3 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-A4 ....   $   27.94416790             Class 2-A4 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-A5 ....   $    0.00000000             Class 2-A5 ....   $    2.99957414
                  ---------------                               ---------------
Class 1-A6 ....   $    0.00000000             Class 2-PO ....   $    4.75814684
                  ---------------                               ---------------
Class 1-A7 ....   $    0.00000000             Class 2-M .....   $    2.99957780
                  ---------------                               ---------------
Class 1-A8 ....   $    0.63070780             Class 2-B1 ....   $    2.99957780
                  ---------------                               ---------------
Class 1-A9 ....   $    0.63070753             Class 2-B2 ....   $    2.99957419
                  ---------------                               ---------------
Class 1-PO ....   $    1.03981724             Class 2-B3 ....   $    2.99956522
                  ---------------                               ---------------
Class 1-M .....   $    0.63070776             Class 2-B4 ....   $    2.99957831
                  ---------------                               ---------------
Class 1-B1 ....   $    0.63070682             Class 2-B5 ....   $    2.99956938
                  ---------------                               ---------------
Class 1-B2 ....   $    0.63070814
                  ---------------
Class 1-B3 ....   $    0.63070682
                  ---------------
Class 1-B4 ....   $    0.63070697
                  ---------------

Class 1-B5 ....   $    0.63070953
                  ---------------
Class 1-R .....   $    0.00000000
                  ---------------

          Principal Prepayments included in the above principal distribution (including amounts deposited pursuant to Section 3.17, Scheduled
          Principal Balances of Defaulted Mortgage Loans,
          Designated Loans and Defective Mortgage Loans which are being distributed on this Distribution
          Date):

Class 1-A1 ....   $   39.02630591             Class 2-A1 ....   $   51.36641035
                  ---------------                               ---------------
Class 1-A2 ....   $   37.29520685             Class 2-A2 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-A3 ....   $   26.96984769             Class 2-A3 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-A4 ....   $   26.96984746             Class 2-A4 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-A5 ....   $    0.00000000             Class 2-A5 ....   $    2.62226316
                  ---------------                               ---------------
Class 1-A6 ....   $    0.00000000             Class 2-PO ....   $    4.15962820
                  ---------------                               ---------------
Class 1-A7 ....   $    0.00000000             Class 2-M .....   $    0.00000000
                  ---------------                               ---------------
Class 1-A8 ....   $    0.60871711             Class 2-B1 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-A9 ....   $    0.60871685             Class 2-B2 ....   $    0.00000000
                  ---------------                               ---------------

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Class 1-PO ....   $    1.00356226             Class 2-B3 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-M .....   $    0.00000000             Class 2-B4 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-B1 ....   $    0.00000000             Class 2-B5 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-B2 ....   $    0.00000000
                  ---------------
Class 1-B3 ....   $    0.00000000
                  ---------------
Class 1-B4 ....   $    0.00000000
                  ---------------
Class 1-B5 ....   $    0.00000000
                  ---------------
Class 1-R .....   $    0.00000000
                  ---------------

     ii)  The amount of such distribution to the
          Certificateholders of each class, allocable to Interest; Pay-out Rate:


                    Class 1-A1 ....      $    6.00191416           7.50000000%
                                         ---------------      ---------------
                    Class 1-A2 ....      $    6.21334915           7.75000000%
                                         ---------------      ---------------
                    Class 1-A3 ....      $    5.87593709           7.25000000%
                                         ---------------      ---------------
                    Class 1-A4 ....      $    6.88902974           8.50000000%
                                         ---------------      ---------------
                    Class 1-A5 ....      $    6.35416670           7.62500000%
                                         ---------------      ---------------
                    Class 1-A6 ....      $    6.45833343           7.75000000%
                                         ---------------      ---------------
                    Class 1-A7 ....      $    6.45833329           7.75000000%
                                         ---------------      ---------------
                    Class 1-A8 ....      $    6.44621473           7.75000000%
                                         ---------------      ---------------
                    Class 1-A9 ....      $    6.44621523           7.75000000%
                                         ---------------      ---------------
                    Class 1-S .....      $    0.39919311           0.54032048%
                                         ---------------      ---------------
                    Class 1-M .....      $    6.44621531           7.75000000%
                                         ---------------      ---------------
                    Class 1-B1 ....      $    6.44621389           7.75000000%
                                         ---------------      ---------------
                    Class 1-B2 ....      $    6.44621588           7.75000000%
                                         ---------------      ---------------
                    Class 1-B3 ....      $    6.44621389           7.75000000%
                                         ---------------      ---------------
                    Class 1-B4 ....      $    6.44621926           7.75000000%
                                         ---------------      ---------------
                    Class 1-B5 ....      $    6.44621693           7.75000000%
                                         ---------------      ---------------
                    Class 1-R .....      $    0.00000000           7.75000000%
                                         ---------------      ---------------

                    Class 2-A1 ....      $    5.36042811           7.25000000%
                                         ---------------      ---------------
                    Class 2-A2 ....      $    6.04166658           7.25000000%
                                         ---------------      ---------------
                    Class 2-A3 ....      $    6.04166660           7.25000000%
                                         ---------------      ---------------
                    Class 2-A4 ....      $    6.04166695           7.25000000%
                                         ---------------      ---------------
                    Class 2-A5 ....      $    5.98796434           7.25000000%
                                         ---------------      ---------------
                    Class 2-S .....      $    0.49596582           0.66436700%
                                         ---------------      ---------------
                    Class 2-M .....      $    5.98796140           0.00000000%
                                         ---------------      ---------------
                    Class 2-B1 ....      $    5.98796140           7.25000000%
                                         ---------------      ---------------
                    Class 2-B2 ....      $    5.98796129           7.25000000%
                                         ---------------      ---------------

                    Class 2-B3 ....      $    5.98797101           7.25000000%
                                         ---------------      ---------------
                    Class 2-B4 ....      $    5.98795181           7.25000000%
                                         ---------------      ---------------
                    Class 2-B5 ....      $    5.98797089           7.25000000%
                                         ---------------      ---------------

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    iii)  The amount of servicing compensation     Pool 1             Pool 2
          received by the Company during the       ------             ------
          month preceding the month of
          distribution: ...................         73,242.93         24,025.23
                                              ---------------   ---------------

(b)  The amounts below are for the aggregate
     of all certificates.

     iv)  The Pool Scheduled Principal
          Balances: .......................   $314,414,582.93   $103,342,954.96
                                              ---------------   ---------------
          Number of Mortgage Loans: .......              1090               340
                                              ---------------   ---------------

     v) The Class Certificate Principal Balance of each Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to all distributions allocable to principal made on such Distribution Date and the allocation of Realized Losses (separately identified), if any, as of such Distribution Date:

                                           Aggregate               Single
                                       Principal Balance    Certificate Balance
                                       -----------------    -------------------

                    Class 1-A1 ....      $ 47,152,540.26               919.87
                                         ---------------      ---------------
                    Class 1-A2 ....      $ 55,270,645.28               923.42
                                         ---------------      ---------------
                    Class 1-A3 ....      $  7,988,691.45               944.62
                                         ---------------      ---------------
                    Class 1-A4 ....      $ 28,681,641.05               944.62
                                         ---------------      ---------------
                    Class 1-A5 ....      $ 45,830,000.00             1,000.00
                                         ---------------      ---------------
                    Class 1-A6 ....      $ 35,354,000.00             1,000.00
                                         ---------------      ---------------
                    Class 1-A7 ....      $ 42,083,000.00             1,000.00
                                         ---------------      ---------------
                    Class 1-A8 ....      $ 26,691,912.27               997.49
                                         ---------------      ---------------
                    Class 1-A9 ....      $  7,387,432.35               997.49
                                         ---------------      ---------------

                    Class 1-S .....      $283,004,084.44               963.05
                                         ---------------      ---------------
                    Class 1-PO ....      $    934,500.90               996.15
                                         ---------------      ---------------
                    Class 1-M .....      $  5,679,724.53               997.49
                                         ---------------      ---------------
                    Class 1-B1 ....      $  3,245,841.87               997.49
                                         ---------------      ---------------
                    Class 1-B2 ....      $  4,056,803.60               997.49
                                         ---------------      ---------------
                    Class 1-B3 ....      $  1,622,920.93               997.49
                                         ---------------      ---------------
                    Class 1-B4 ....      $    973,553.07               997.49
                                         ---------------      ---------------
                    Class 1-B5 ....      $  1,461,375.37               997.49
                                         ---------------      ---------------

                    Class 2-A1 ....      $ 34,175,870.46               828.49
                                         ---------------      ---------------
                    Class 2-A2 ....      $ 19,237,000.00             1,000.00
                                         ---------------      ---------------
                    Class 2-A3 ....      $ 26,125,000.00             1,000.00
                                         ---------------      ---------------
                    Class 2-A4 ....      $ 11,770,000.00             1,000.00
                                         ---------------      ---------------
                    Class 2-A5 ....      $  7,703,318.56               988.11
                                         ---------------      ---------------
                    Class 2-S .....      $ 96,612,110.61               931.32
                                         ---------------      ---------------
                    Class 2-PO ....      $    234,718.86               983.44
                                         ---------------      ---------------
                    Class 2-M .....      $  1,638,289.14               988.11
                                         ---------------      ---------------
                    Class 2-B1 ....      $    819,144.58               988.11
                                         ---------------      ---------------
                    Class 2-B2 ....      $    765,786.54               988.11
                                         ---------------      ---------------
                    Class 2-B3 ....      $    272,718.82               988.11
                                         ---------------      ---------------
                    Class 2-B4 ....      $    164,026.53               988.11
                                         ---------------      ---------------
                    Class 2-B5 ....      $    437,081.47               988.11
                                         ---------------      ---------------

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     vi)  The following pertains to any real      Pool 1             Pool 2
          estate acquired on behalf of            ------             ------
          Certificateholders:

          Book Value ......................   $          0.00   $          0.00
                                              ---------------   ---------------
          Unpaid Principal Balance ........   $          0.00   $          0.00
                                              ---------------   ---------------


          The aggregate number of Mortgage
          Loans included in the Principal
          Balance set forth above .........   $          0.00   $          0.00
                                              ---------------   ---------------

     vii) Aggregate number and aggregate Principal Balances of delinquent Mortgage Loans, as of the opening of business on the related Determination Date,

                                                    Loans      Principal Balance
                                                    -----      -----------------
          Pool 1........................
                *(1) *30-59 days                            0   $          0.00
                                              ---------------   ---------------
                 (2)  60-89 days                            0   $          0.00
                                              ---------------   ---------------
                 (3)  90 days or more                       0   $          0.00
                                              ---------------   ---------------
                 (4)  in foreclosure                        0   $          0.00
                                              ---------------   ---------------

          Pool 2........................
                *(1)  30-59 days                            0   $          0.00
                                              ---------------   ---------------
                 (2)  60-89 days                            1   $    239,610.74
                                              ---------------   ---------------
                 (3)  90 days or more                       0   $          0.00
                                              ---------------   ---------------
                 (4)  in foreclosure                        0   $          0.00
                                              ---------------   ---------------

    viii) The aggregate number of
          replaced Mortgage loans and
          Scheduled Principal Balance:

          Pool 1 ..........................                 0   $          0.00
                                              ---------------   ---------------
          Pool 2 ..........................                 0   $          0.00
                                              ---------------   ---------------

     ix)  The aggregate number of
          modified Mortgage loans and
          Principal Balance:

          Pool 1 ..........................                 0   $          0.00
                                              ---------------   ---------------
          Pool 2 ..........................                 0   $          0.00
                                              ---------------   ---------------

     x)   Certificate Interest Rate of:

              Class 1-S Certificates: ...          0.540320%
                                            ---------------

              Class 2-S Certificates: ...          0.664367%
                                            ---------------

                                                    Pool 1            Pool 2
                                                    ------            ------

     xi) Senior Percentage ................       94.65457400%      96.10725800%
                                              ---------------   ---------------
    xii) Group I Senior Percentage ........       83.96406500%      88.78807700%
                                              ---------------   ---------------
   xiii) Group II Senior Percentage .......       10.69050900%       7.31918100%
                                              ---------------   ---------------
    xiv) Senior Prepayment Percentage .....      100.00000000%     100.00000000%
                                              ---------------   ---------------
     xv) Group I Senior Prepayment
         Percentage  ......................      100.00000000%     100.00000000%
                                              ---------------   ---------------
    xvi) Group II Senior Prepayment
         Percentage  ......................        0.00000000%       0.00000000%
                                              ---------------   ---------------
  xvii)  Junior Percentage ................        5.34542600%       3.89274200%
                                              ---------------   ---------------
 xviii)  Junior Prepayment Percentage .....        0.00000000%       0.00000000%
                                              ---------------   ---------------

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     * It has been the Company's experience that, with respect to the first
Distribution Date after the closing of a securitization containing a large number of recently originated or acquired Mortgage Loans, the number of Mortgage Loans 30-59 days delinquent may be inflated due to the borrowers sending monthly payments to the wrong location or delays by the Company in inputting the Mortgage Loans on its servicing system. It has also been the Company's experience that for the majority of such Mortgage Loans the routing of borrowers' monthly payments has corrected itself by the second Distribution Date. However, the Company makes no assurances as to the level of delinquent Mortgage Loans for future Distribution Dates.